Exhibit 99.2

MyBank.com INVESTOR PRESENTATION Second Quarter 2026

Forward looking statements This presentation contains forward - looking statements as defined by the Private Securities Litigation Reform Act of 1995 . Forward - looking statements do not represent historical facts, but are statements about management's beliefs, plans and objectives about the future, as well as its assumptions and judgments concerning such beliefs, plans and objectives . These statements are evidenced by terms such as "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions . Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true . The beliefs, plans and objectives on which forward - looking statements are based involve risks and uncertainties that could cause actual results to differ materially from those addressed in the forward - looking statements . For a discussion of these risks and uncertainties, see the section of the periodic reports that First United Corporation files with the Securities and Exchange Commission entitled "Risk Factors . Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties . Actual results could be materially different from management’s expectations . This presentation should be read in conjunction with our Annual Report on Form 10 - K, for the year ended December 31 , 2025 , including the sections of the report entitled “Risk Factors”, as well as the reports and other documents that we subsequently file with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www . sec . gov or at our website at www . mybank . com . Except as required by law, we do not intend to publish updates or revisions of any forward - looking statements we make to reflect new information, future events or otherwise . 2

Table of Contents I. II. III. Corporate Overview Financial Performance Appendices Pg. 4 Pg. 10 Pg. 31

Our Mission To enrich the lives of our associates, customers, communities and shareholders through uncommon commitment to service and customized financial solutions. Corporate Overview Founded: 1900 Headquarters: Oakland, MD Locations: 23 branches Business Lines: ▪ Commercial & Retail Banking ▪ Trust Services ▪ Wealth Management Ticker: FUNC (Nasdaq) Website: www.MyBank.com Overview Morgantown, WV භ West Virginia Maryland • Pittsburgh, PA • Washington, DC • Baltimore, MD • Harrisburg, PA Winchester, VA භ Star denotes Oakland, Maryland Headquarters 4

Note: Out of market loans representing $192 million and $25 million in brokered CDs are not reflected in this table (1) Source: FDIC Market Share Data, most current. Deposit market share for each region includes the following counties: West : Monongalia, WV Central: Garrett, MD; Allegany, MD; Mineral, WV East: Washington, MD; Frederick, MD; Berkeley, WV Core Markets 5 West Region Loans (000s) : $353,461 Deposits (000s) : $163,890 Deposit Market Share (1) (at 6/30/2025) : 2% Branches: 3 Central Region Loans (000s) : $424,687 Deposits (000s) : $789,854 Deposit Market Share (1) (at 6/30/2025) : 47% Branches: 9 East Region Loans (000s) : $601,810 Deposits (000s) : $554,947 Deposit Market Share (1) (at 6/30/2025) : 5% Branches: 11

6 Core Strengths ▪ Diversified revenue stream driven by trust and brokerage fee income supplements margin Diversified Revenue Stream ▪ Stable legacy markets produce steady low - cost funding ▪ Technology and business relationships drive growth Core Deposit Franchise ▪ Diverse and experienced Board with skills to oversee risks, strategic initiatives and governance best practices ▪ Ongoing Board and management succession strategy Engaged & Diverse Leadership ▪ Supporting local causes with financial education, consultation and robust products and services ▪ Knowledgeable associates committed to helping clients & the communities we serve Culture of Engagement ▪ Well - established operational infrastructure will support future growth ▪ Expense management focus, hybrid work environment and technology drive cost savings Expense Structure ▪ Strong underwriting guidelines and risk management framework ▪ Focus on risk mitigation, loan concentration management and information security Robust Enterprise Risk Management ▪ Innovative, dynamic approach to attract and retain clients through customized solutions ▪ Investment in FinTech funds provides early exposure to new technology Forward - Thinking Approach ▪ Regulatory capital ratios significantly above regulatory requirements ▪ Significant access to liquidity sources Financial Strength

Total Shareholder Return* *As of March 31, 2026 7 5 - Year 3 - Year 1 - Year % 199.8% 241.9% 46.2 First United % 48.2% 96.9% 29.5 S&P US Small Cap Banks % 58.5% 69.0% 41.1 2026 Proxy Peers

8 Risk Management, Monitoring & Mitigation Underlies all Strategic Priorities ▪ Low net charge - offs and strong asset quality resulting from conservative and proactive credit culture ▪ ACL level of 1.31%; future provisioning based on loan growth, economic environment and asset quality changes ▪ Diversified commercial loan portfolio and geographic footprint ▪ Disciplined loan growth strategy, concentration management, stress testing and exception tracking and monitoring ▪ Well - defined loan approval levels ▪ Centralized risk rating and monitoring of risk rating migration and delinquency trends ▪ Robust annual third - party loan review ▪ Maintaining an asset sensitive balance sheet and positioning to a neutral position ▪ Limiting longer - term investment exposure and actively managing loan and deposit terms and pricing ▪ Focused on capturing core, low - cost deposits ▪ Monitoring dynamic and static rate ramp scenarios ▪ Board regularly briefed on cyber - security matters ▪ Robust information security training programs for associates and Board ▪ Regular third - party review and testing of information security, compliance processes and cybersecurity controls ▪ No security breaches to - date ▪ Adaptive fraud detection and management ▪ Strong capital levels well above regulatory “well - capitalized” definition ▪ Conservative dividend payout policy to improve TCE and maintain capital during uncertain economic and political environment ▪ Capital stress tests indicate Bank is well positioned to absorb potential losses ▪ Stock repurchase program approved by board and executed with shareholder in mind ▪ Loan to deposit ratio of 91% ▪ Liquidity contingency plan in place and funds position monitored daily; time sequence liquidity monitoring ▪ Liquidity stress testing performed quarterly with strong liquidity under various scenarios ▪ Available borrowing capacity of $507 million through tested correspondent lines of credit, FHLB and Federal Reserve ▪ Strong, stable low - cost core deposit franchise of 91% of total deposit portfolio Cyber - Security & Fraud Monitoring Asset Quality Capital Liquidity Management Interest Rate Sensitivity

9 ??????? ▪ Explore opportunities and strategies to expand both net - interest income and non - interest income through non - traditional lines of business and digital product and service offerings ▪ Improve brand awareness and market share in growth markets. ▪ Foster customized relationship banking approach to deliver enhanced value to customer relationships. ▪ Optimize balance sheet mix to maximize profitability. ▪ Utilize data to expand share of wallet with existing relationships and to refine prospecting for new relationships ▪ Improve efficiency by utilizing new and existing technology, leveraging data, artificial intelligence, and digital alternatives. ▪ Allocate resources to optimize geographic presence. ▪ Cultivate relationships for potential future bank and wealth expansion. Culture & Human Capital Profitable Growth Resource Optimization ▪ Attract, hire and retain passionate, diverse talent to engage with clients and prospects across broader geographics. ▪ Expand associate engagement , cross - functional collaboration , and communication . ▪ Reinforce a values - based sales and training philosophy to drive strategic sales growth . ▪ Enhance succession plan through hands - on leadership opportunities, fostering forward - thinking strategies that encourage innovation and long - term personal growth. Effective use of technology, marketing and communications, and environmental focus underlies all strategic priorities.

10 $ 7.3 Million Net Income (1) $1.13 Diluted EPS (1) 1.44% * ROAA (1) 14.76 * ROATCE (1) 3.98% NIM Second Quarter Financial Highlights ▪ Total assets in creased $43.1 million compared to March 31, 2026 ▪ Consolidated net income (1) of $ 7.3 million in 2Q26 compared to $ 6.0 million in 2Q25 and $6.6 million in linked quarter; pre - provision net revenue of $ 10.4 million compared to $8.8 million and $ 9.7 million, respectively ▪ Net interest income, on a non - GAAP, FTE basis* increased $0.5 million in 2Q26 compared to 1Q26; increasing yield on earning assets and stable funding costs ▪ Asset quality remains stable with the ratio of the allowance for credit losses (“ACL”) to loans outstanding at 1.31% in 2Q26 and the linked quarter ▪ Efficiency ratio of 56.55% (1) for the second quarter of 2026 compared to 58.45% for the linked quarter; Decrease primarily attributable to increased net interest income and stable non - interest income and non - interest expense (1) See Appendix for a reconciliation of these non - GAAP financial measures * 2Q2026 Annualized

11 $ 13.9 Million Net Income (1) $ 2.15 Diluted EPS (1) 1.36% * ROAA (1) 14.26 * ROATCE (1) 3.89% NIM Year to Date Financial Highlights ▪ Total assets decreased $ 5.4 million compared to Dec ember 31, 2025 ▪ Consolidated net income (1) of $ 13.9 million in 2026 compared to $ 11.8 million in 2025; pre - provision net revenue of $ 20.0 million compared to $ 17.2 million, respectively ▪ Net interest income, on a non - GAAP, FTE basis* increased $3.0 million comparing the six months ended June 30, 2026 to the same period of 2025; increasing yield on earning assets ▪ Asset quality remains stable with the ratio of the allowance for credit losses (“ACL”) to loans outstanding at 1.31% in 2Q26 and 1Q26 ▪ Efficiency ratio of 57.49% (1) for the first six months of 2026 compared to 59.66% for the first six months of 2025. Decrease primarily attributable to increased net interest income, stable non - interest income and non - interest expense (1) See Appendix for a reconciliation of these non - GAAP financial measures * 2Q2026 Annualized

Long - Term Growth Pre - Provision Net Revenue ($ in millions) (1) $32.5 $25.9 $30.7 $37.0 $20.6 2022 2023 2024 2025 2Q2026 (1) See Appendix for a reconciliation of these non - GAAP financial measures $3.76 $2.80 $3.21 $3.99 $2.15 2022 2023 2024 2025 2Q2026 Diluted Earnings per Share (1) Total Deposits ($ in millions) $1,571 $1,551 $1,575 $1,735 $1,736 2022 2023 2024 2025 2Q2026 Total Gross Loans, including PPP ($ in millions) $1,279 $1,407 $1,481 $1,521 $1,572 2022 2023 2024 2025 2Q2026 $114 PPP $8 PPP 12

Solid Profitability (1) See Appendix for a reconciliation of these non - GAAP financial measures Long - term Strategic Target 13% - 15% Long - term Strategic Target 1.25% - 1.60% Core ROAA (non - GAAP (1) ) Core ROATCE (non - GAAP (1) ) 1.39% 0.97% 1.08% 1.28% 1.36% 2022 2023 2024 2025 2Q2026 19.94% 12.92% 13.35% 14.25% 14.26% 2022 2023 2024 2025 2Q2026 13

Total 1 - 4 Family 34% CRE - NOO 22% C&I 18% CRE - OO 14% C&D 6% Consumer 3% Multi - family 3% Loan Diversification Loan Portfolio Mix (6/30/2026) RE/Rental/Leasing NOO 24% RE/Rental/ Leasing OO, C&I 19% All Other 16% Accommodations 12% Services 5% RE/Rental/Leasing Multifamily 5% Trade 4% Construction - Developers 3% Health Care / Social Assistance 5% RE/Rental/Leasing - Developers 3% Construction - All Other 4% Commercial Loan Mix (6/30/2026) 14

Commercial Industry Mix by Origination Year Commercial Industry Mix by Origination Prior to 2000 2000 - 2005 2006 - 2010 2011 - 2015 2016 - 2020 2021 - Current Total RE / Rental / Leasing - NOO - 140,098 95,931 5,693,349 58,527,601 187,463,928 251,920,907$ RE / Rental / Leasing - OO, C&I - 1,474 348,268 5,439,747 34,216,949 156,622,170 196,628,608 RE / Rental / Leasing - Multifamily - - 1,401,841 8,154,064 9,657,577 29,377,781 48,591,263 RE / Rental / Leasing - Developers - - - - 564,364 30,927,011 31,491,375 Construction - All Other 36,467 19,000 55,182 1,611,772 7,072,502 33,549,236 42,344,159 Construction - Developers - - 1,744,271 50,793 364,260 28,982,474 31,141,798 Accommodations - - 3,087,012 9,271,786 38,643,059 42,190,917 93,192,774 Services - 1,693,702 241,064 8,048,654 9,426,198 35,613,161 55,022,779 Health Care / Social Assistance - - 581,804 1,430,681 6,589,748 44,498,626 53,100,859 Trade - 79,225 47,865 972,717 7,681,095 33,876,894 42,657,796 All Other 30,797 236,538 178,322 565,152 26,349,140 144,217,815 171,577,764 Totals 67,264$ 2,170,037$ 7,781,560$ 41,238,715$ 199,092,493$ 767,320,013$ 1,017,670,082$ 15

Commercial Real Estate

Focus on risk mitigation and managing of concentrations

- CRE / Total Capital: 248%
- ADC / Total Capital: 41%

OFFICE*	CRE - Owner Occupied			CRE - Non-Owner Occupied			Total		
Geography	Note Book Balance	Number of loans	Avg Loan Balance	Note Book Balance	Number of loans	Avg Loan Balance	Note Book Balance	Number of loans	Avg Loan Balance
Central	$ 11,933,656	33	$ 361,626	$ 5,833,339	6	$ 972,223	$ 17,766,995	39	$ 455,564
East	$ 6,733,169	12	$ 561,097	$ 30,272,049	15	$ 2,018,137	$ 37,005,218	27	$ 1,370,564
OOM	$ 964,010	1	$ 964,010	$ 1,035,171	2	$ 517,586	$ 1,999,181	3	$ 666,394
West	$ 6,599,761	20	$ 329,988	$ 34,902,115	12	$ 2,908,510	$ 41,501,877	32	$ 1,296,934
Grand Total	**$ 26,230,595**	**66**	**$ 397,433**	**$ 72,042,675**	**35**	**$ 2,058,362**	**$ 98,273,270**	**101**	**$ 973,003**
% of Gross Loans	**1.67%**			**4.58%**			**6.25%**		
% of CRE	**4.19%**			**11.51%**			**15.70%**		

RETAIL**	CRE - Owner Occupied			CRE - Non-Owner Occupied			.		
Geography	Note Book Balance	Number of loans	Avg Loan Balance	Note Book Balance	Number of loans	Avg Loan Balance	Note Book Balance	Number of loans	Avg Loan Balance
Central	$ 8,634,075	18	$ 479,671	$ 944,010	4	$ 236,002	$ 9,578,085	22	$ 435,367
East	$ 6,518,468	7	$ 931,210	$ 27,175,789	7	$ 3,882,256	$ 33,694,257	14	$ 2,406,733
OOM	$ 2,558,542	2	$ 1,279,271	$ 14,659,980	3	$ 4,886,660	$ 17,218,523	5	$ 3,443,705
West	$ 3,024,097	4	$ 756,024	$ 15,574,170	14	$ 1,112,441	$ 18,598,267	18	$ 1,033,237
Grand Total	**$ 20,735,183**	**31**	**$ 668,877**	**$ 58,353,949**	**28**	**$ 2,084,070**	**$ 79,089,132**	**59**	**$ 1,340,494**
% of Gross Loans	**1.32%**			**3.71%**			**5.03%**		
% of CRE	**3.31%**			**9.32%**			**12.64%**		

* There are no office buildings located in metropolitan markets or over four stories.

** There are no major/big box retail tenants.

16

Variable Rate Loans and Repricing * Includes personal lines of credit and home equity lines Loan Type Reprices Monthly % to Total Type Repricing Repricing 2026 % to Total Type Repricing Repricing 2027 % to Total Type Repricing Repricing 2028 + % to Total Type Repricing Grand Total Commercial Loans 64,401,801 27.6% 37,426,916 63.0% 30,708,022 53.5% 99,574,319 29.7% 232,111,058$ Commercial Lines of Credit 67,786,576 29.1% - 0.0% - 0.0% 0.0% 67,786,576 Commercial Floor Plans 33,110,200 14.2% - 0.0% - 0.0% - 0.0% 33,110,200 Mortgage - 0.0% 22,008,718 37.0% 26,728,793 46.5% 236,152,223 70.3% 284,889,734 Home Equity Lines (no Locks) 8,318,404 3.6% - 0.0% - 0.0% - 0.0% 8,318,404 Other Consumer Lines* 59,437,717 25.5% - 0.0% - 0.0% - 0.0% 59,437,717 Totals 233,054,699$ 100.0% 59,435,635$ 100.0% 57,436,814$ 100.0% 335,726,542$ 100.0% 685,653,690$ 17

ALL / ACL Trends (Net Charge - Offs)/Average Loans Nonaccrual Loans / Total Loans NPAs / Total Assets 0.27% 0.28% 0.33% 0.28% 0.29% 2022 2023 2024 2025 2Q2026 0.46% 0.48% 0.59% 0.41% 0.37% 2022 2023 2024 2025 2Q2026 1.14% 1.24% 1.23% 1.28% 1.31% 2022 2023 2024 2025 2Q2026 --- - 0.06% - 0.07% - 0.16% - 0.07% - 0.04% 2022 2023 2024 2025 2Q2026 Credit Quality 18

19 Investment Portfolio Duration Book Yield Portfolio % Par (000s) Sector 5.44 2.30% 26% 73,388 Treasury/Agency 5.14 2.74 2.83% 5.04% 18% 2% 51,643 5,236 Fixed MBS Floating MBS 6.01 2.34% 26% 74,526 CMO 6.24 5.24% 6% 15,620 Municipal 0.65 5.43% 0% 1,000 Corporate 4.07 2.45% 22% 62,949 Other 5.22 2.66% 100.0 $284,362 TOTAL Ratings: 100% of municipal holdings are rated A or better* $284.4 Million Thereafter 2030 2029 2028 2027 2026 Year $148,657 $24,089 $22,163 $25,106 $40,913 $16,836 Annual Cashflow ($000’s) Base Case Portfolio Total Cashflow Treasury/ Agency CMO Fixed MBS Other Municipal Corporate The Other category above of $63.0 million includes agency backed multi - family, commercial mortgage - backed securities. Trust Preferred securities are not included in total above. Floating MBS

Shocked Investment Portfolio Unrealized Gains / Losses Capital Impact Up300 Up200 Up100 Base Case Dn100 Dn200 Dn300 Intent - 27,755 - 23,584 - 19,225 - 14,919 - 10,713 - 6,777 - 2,904 AFS - 48,083 - 40,650 - 32,783 - 23,987 - 16,286 - 7,743 929 HTM - 75,838 - 64,234 - 52,008 - 38,905 - 26,998 - 14,521 - 1,974 Total Corp Excess Above Well - Capitalized (After Proforma Sale) Regulatory Well - Capitalized Thresholds Federal Reserve Minimum RBC Thresholds Bank Difference Bank Pro - Forma AFS + HTM Sale Bank As Reported Corp Difference Corp Pro - Forma AFS + HTM Sale Corp As Reported (33,734) 197,445 231,179 (33,734) 223,602 257,336 Tier 1 Capital (34,683) 217,214 251,897 (34,681) 243,750 278,431 Total Risk Based Capital (RBC) 5.53% 6.50% 4.50% (1.46%) 12.50% 13.96% (1.45%) 12.03% 13.48% CET 1 Ratio 5.89% 8.00% 6.00% (1.46%) 12.50% 13.96% (1.37%) 13.89% 15.26% Tier 1 Ratio 5.14% 10.00% 8.00% (1.45%) 13.76% 15.21% (1.37%) 15.14% 16.51% Total RBC Ratio 6.03% 5.00% 4.00% (1.69%) 9.87% 11.56% (1.67%) 11.03% 12.70% Leverage Ratio Locally held TIF bonds of $1.4 million and Trust Preferred securities of $17.2 million have been excluded from the sale impac t 20

Deposits 21 32% 28% 27% 26% 25% 23% 23% 25% 23% 24% 36% 37% 39% 39% 42% 8% 10% 9% 9% 8% 0% 2% 0% 3% 1% 2022 2023 2024 2025 2Q2026 NIB Demand IB Demand MMA & Savings CDs - Retail CDs - Brokered $1.58 $1.57 $1.74 $1.57 $1.74 Deposit Composition ($ in billions as of 6/30/2026) 81% 91% 94% 88% 91% Loan to Deposit Ratio 2022 2023 2024 2025 2 Q 2026 Deposit levels relatively flat due to fierce competition for deposits and recent inflationary spending by consumers, businesses and municipalities. % Balance Deposit Type 78% $1,345,257,432 Insured Deposits 17% $ 300,593,361 Uninsured – Uncollateralized Deposits 5% $ 89,661,601 Uninsured - Collateralized Deposits % Balance (MMs) Deposit Type 46% $800,848,979 Retail Deposits 54% $934,663,414 Business Deposits

$25.0 July 2026 Dollars (in millions) Brokered CD 4.22% Funding 22 52% 45% 1% 2% Brokered Deposits Commercial Deposits Retail Deposits Borrowings Funding Mix Brokered/FHLB Maturities Brokered CD Brokered CD Fully repaid $25.0 million Brokered CD at maturity in January and $65.0 million in FHLB advances at maturity in March. $50.0 million of overnight borrowings were subsequently fully repaid in July.

Net Interest Margin 23 (1) See Appendix for a reconciliation of these non - GAAP financial measures 3.85% 4.63% 5.17% 5.43% 5.45% 5.49% 0.44% 1.92% 2.51% 2.42% 2.22% 2.25% 3.56% 3.26% 3.38% 3.67% 3.83% 3.89% 0.21% 1.16% 1.68% 1.66% 1.53% 1.58% 0.1% 1.1% 2.1% 3.1% 4.1% 5.1% 2022 2023 2024 2025 1Q2026 2Q2026 Yield on Earning Assets Cost of Interest-bearing Liabilities Net Interest Margin Cost of Deposits

Diversified Fee Income 24 (1) See Appendix for a reconciliation of these non - GAAP financial measures Composition 56% Trust and Brokerage 14% Service Charges 1% Net Gain on Loan Sales 19% Debit Card Income 9% Bank - owned Life Insurance 1% Other Noninterest Income Non - Interest Income Mix 2026 Trust & Brokerage Assets Under Management (MMs) ▪ First United’s non - interest income (1) comprised 23% of operating revenue as of June 30, 2026 ▪ Fee - based business provides stable growth, and a diversified revenue stream not directly tied to interest rates, as well as opportunities to build client relationships ▪ First United’s diverse array of products provides opportunities to fully engage with customers and produce stable increases to earnings $1,359 $1,532 $1,677 $1,840 $1,944 2022 2023 2024 2025 2Q2026

Liquidity Position 25 Net Availability ($ in thousands) Amount Used ($ in thousands) Amount Available ($ in thousands) Liquidity Sources (6/30/2026) Internal Sources $59,960 $59,960 Excess Cash $29,919 $29,919 Unpledged Securities (BV) External Sources $25,521 $50,000 $75,521 Federal Reserve (Discount Window) $140,000 $341,564 $8,359 $140,000 $349,923 Correspondent Unsecured Lines of Credit FHLB $596,964 $58,359 $655,323 Total Funding Sources

Interest Rate Risk 26 (1) Standard Model Assumptions Interest Rate Risk Sensitivity ▪ The Bank’s interest rate risk position is stress tested under three interest rate ramp scenarios to determine the impact on net interest income, net income and capital under dynamic and static balance sheet conditions. ▪ The Bank’s net interest income position is in a slightly asset sensitive position. ▪ The Bank’s largest risk from an interest rate risk perspective is falling rate scenarios but positioning towards neutral. ▪ Assumptions regarding offering rates, loan and investment prepayment speeds, beta and decay rates are reviewed and adjusted on a quarterly basis. Management Outlook & Strategy ▪ Disciplined loan pricing ▪ Manage deposit pricing on relationship and exception basis ▪ Deposit acquisition through short - term CD promotions and adjustable - rate money market products for businesses, municipalities and consumers ▪ Actively reducing deposit rates concurrent with market adjustments ▪ Alternative funding maturities o $25 million Brokered CDs maturing July 2026 +400 +300 +200 +100 Flat - 100 - 200 - 300 - 400 7.6% 7.3% 5.9% 3.4% (4.2%) (8.5%) (12.3%) (17.7%) Net Interest Income (6/30/26) 8.8% 8.2% 6.6% 3.7% (4.6%) (9.1%) (13.1%) (18.7%) Net Interest Income (3/31/26) (15.2%) (9.8%) (5.5%) (2.0%) 0.3% (1.8%) (6.6%) (10.7%) EVE (3/31/26) 12 Month Sensitivity Shock

Capital Management 27 CET1 Ratio Leverage Ratio Tier 1 Ratio Total Risk - Based Capital Ratio Regulatory Well - Capitalized 10% 5% 8% 6.5% 15.06% 14.42% 14.70% 15.36% 15.26% 2022 2023 2024 2025 2Q2026 16.12% 15.64% 15.92% 16.61% 16.51% 2022 2023 2024 2025 2Q2026 11.46% 11.30% 11.88% 12.21% 12.70% 2022 2023 2024 2025 2Q2026 12.96% 12.44% 12.79% 13.52% 13.48% 2022 2023 2024 2025 2Q2026 Strong capital levels allowing for continued growth.

Capital Management 28 Tangible Book Value / Share TCE Ratio $20.90 $22.56 $25.89 $29.57 $31.16 2022 2023 2024 2025 2Q2026 7.59% 7.91% 8.54% 9.26% 9.71% 2022 2023 2024 2025 2Q2026

Operational Efficiency

Efficiency Ratio[1]

Strategic Target 53% - 58%



56.4%
65.1%
61.3%
58.2%
57.5%
2022
2023
2024
2025
2Q2026

Slight decrease for the first six months of 2026 due to increased net interest income and stable non-interest income and non-interest expense.

Key Drivers:

- ProfitStar forecasting model
- Automated loan booking
- Project management enhancements
- Evaluation of core banking technology
- Proactive contract negotiations
- Vendor consolidation

Technology Enhancements

- Commercial and consumer loan software
- Re-imaged consumer mobile banking
- Process automation
- Additional customer payment rails

Artificial Intelligence

- Check fraud prevention solution
- Customer service chatbot & voicebot
- Agentic AI transformation program

FinTech Investments

- Identity and access management
- FinTech funds

(1) See Appendix for a reconciliation of these non-GAAP financial measures

29

Strategic Targets Long Term Strategic Target Range (*) Non - GAAP 12/31/2025 Actual 12/31/2025 Non - GAAP 12/31/2024 Actual 12/31/2024 Metric 8% - 12% 27% 20% 15% 41% EPS Growth (YoY) Strong Shareholder Return 20% - 25% 24% 24% 27.0% 27.0% Dividend Payout Ratio 1.25% - 1.45% 1.28% 1.21% 1.08% 1.06% ROAA 13% - 15% 14.25% 13.52% 13.35% 13.08% ROATCE 8% - 10% 9.26% 9.26% 8.54% 8.54% TCE Ratio 6% - 8% 11% 11% 12% 12% Revenue Growth (YoY) High Quality, Diversified Revenue Stream 21% - 23% 23.2% 23.2% 24.8% 24.8% Non - Int Inc / Revenue 3.5% - 3.8% 3.67% 3.67% 3.38% 3.38% N IM 7% - 10% 2.8% 2.8% 5.3% 5.3% % Loan Growth Balance Sheet Growth 75% - 80% 73% 73% 75% 75% Loans / Assets 90% - 95% 88% 88% 94% 94% Loans / Deposits 55% - 60% 58.19% 58.19% 61.31% 61.31% Efficiency Ratio (adjusted for non - core items) Highly Efficient Operations 0.50% - 1.00% 0.28% 0.28% 0.33% 0.33% NPLs / Loans Robust Risk Enterprise Management 0.10% - 0.50% - .07% - .07% - 0.16% - 0.16% Net Charge Offs / Avg. Total Loans (*) Targets reviewed on an annual basis Revised July 2025 (1) See Appendix for a reconciliation of these non - GAAP financial measures 30

Strong Investor Relations & Shareholder Engagement Members of the Board and senior management routinely engage with shareholders and other stakeholders, and management regularly updates the Board in the context of ongoing investor discussions. These engagements help the Board and management gather feedback on a variety of topics, including strategic and financial performance, executive compensation, Board composition, and leadership structure. Clear long - term strategic plan with performance targets x Dedicated Investor Relations contact x Investor conferences and prospective investor engagement x Investor presentations and periodic outreach to institutional and retail shareholders x How to contact your Board: Shareholders and interested parties wishing to contact our Board may send a letter to First United Corporation Board of Direc tor s, c/o Tonya K. Sturm, Secretary, First United Corporation, 19 South Second Street, Oakland, Maryland, 21550 - 0009 or by e - mail at tsturm@mybank.com. The Secretary will deliver all shareholder communications directly to the Board for consideration. 31

I. II. III. Management Team Board of Directors Non - GAAP Reconciliation Pg. 32 Pg. 33 Pg. 37 Appendices

Tonya K. Sturm EVP & Chief Financial Officer, Corp. Secretary & Treasurer 35+ years of banking, audit, credit, retail, risk and compliance and financial and operational experience R.L. Fisher EVP & Chief Banking Officer 25+years with in - depth industry, retail, commercial and mortgage banking experience Keith R. Sanders EVP & Chief Wealth Officer 30+ years specializing in wealth management, estate planning, trust administration and financial planning Our leadership team reflects the diversity of thought from the communities we serve, executes on our strategy and drives shar eho lder returns. Julie W. Peterson EVP & Chief Credit Officer 30+ years with in - depth industry, commercial banking, and credit experience Jason B. Rush Chairman of the Board, President and CEO 30+ years with in - depth industry, retail, risk and compliance, asset/liability management and operations experience Anthony “AJ” Tasker SVP & Chief Operating Officer 10+ years of banking, information technology, and operational experience Management Team 33

Board of Directors



Jason B. Rush
Chairman of the Board, President and CEO
First United Corporation and
First United Bank & Trust



Brian Boal
Lead Independent Director,
Nomination & Governance Chair
Boal & Associates, PC



John F. Barr
Independent Director
Chairman of the Board,
Ellsworth Electric, Inc.



Sanu Chadha
Independent Director
Managing Partner,
M&S Consulting



Christy DiPietro
Independent Director,
Audit Chair
Chartered Financial Analyst,
Hidden Cove Advisory



Kevin Hessler
Independent Director,
Principal, LSWG, Inc.



Patricia Milon
Independent Director
Principal,
Milford Advisory Group, LLC



Beth E. Moran
Independent Director,
The Law Offices of Beth E. Moran



I. Robert Rudy
Independent Director
Retired



H. Andrew Walls, III
Independent Director
President, MPB Print & Sign Superstore
Member, MEGBA, LLC

First United's Board of Directors represents individuals with varied backgrounds and viewpoints, contributing to its well-rounded leadership and governance.

34

Thoughtful Evaluation and Evolution Our Nominating and Governance Committee is responsible for determining directorship criteria, identifying and evaluating cand ida tes for the Board, and regularly assessing the Board’s governance practices. x 100% Independent Board Committees x Majority Voting Standard for Director Elections x Annual Committee and Self - Evaluations x Balanced Tenure, with four directors added in the past four years x Retirement policy, at the age of 75 x Routine shareholder & stakeholder engagement Our Board is comprised of a diverse group of directors who bring a variety of perspectives, experience, and characteristics t o F irst United. 90% of our directors are independent 0 - 5 5 - 10 10+ TENURE Board Composition 45 - 53 54 - 62 62+ AGE 35 Board of Directors

Board of Directors

Director Skills Matrix										
	Barr	Boal[1]	Chadha	DiPietro[1]	Hessler[1]	Milon	Moran	Rudy	Rush	Walls
Executive Leadership	✓		✓		✓	✓		✓	✓	✓
Public Company Board Experience						✓	✓			
Information Technology			✓			✓			✓	
Financial Services/ Banking		✓		✓	✓	✓			✓	✓
Asset Management				✓	✓	✓			✓	
Brokerage/ Investment Banking				✓		✓				
Strategic Planning	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Accounting/Finance		✓		✓	✓					
Regulatory					✓	✓	✓		✓	
Risk Management	✓	✓	✓	✓		✓		✓	✓	✓
Legal Expertise						✓	✓			
Governance	✓				✓	✓		✓	✓	✓
Board Tenure and Age										
Tenure	12	12	5	5	2	6	3	33	New	20
Age	72	53	49	64	69	63	62	73	56	65

The First United board of directors brings a diverse range of skills, experiences, and backgrounds to the work of overseeing risk and strategy. With experience in fields such as banking, government, accounting, investing, project management, technology, and a range of local entrepreneurial businesses, they apply these diverse backgrounds to their work on behalf of our shareholders.

[1]Qualifies as a Financial Expert for proxy purposes.

36

Continuous Progress

Governance

- ✓ Adopted right to call a special meeting.
- ✓ Adopted mandatory director retirement policy
- ✓ Adopted plurality voting standard for contested director elections
- ✓ Enhanced shareholder engagement program
- ✓ Modernized NGC Charter
- ✓ Formalized LID role & responsibilities
- ✓ Revised stock ownership guidelines for Directors and Executives
- ✓ Declassified the Board of Directors Adopted Proxy Access
- ✓ Shareholder access to change By-laws
- ✓ Management majority vote proposal received strong shareholder support (albeit short of super-majority threshold needed)
- ✓ Ongoing Board refreshment

Compensation

- ✓ Enhanced structure to more strongly align pay and performance

We continue to advance our Governance profile over time, recognizing the importance of our key stakeholders – including our customers and our communities – to our business. Over the past few years, we have implemented several important enhancements to align our Governance profile with our long-term investors' expectations for best-in-class corporate governance.

37

Non-GAAP Reconciliation

This presentation includes certain non-GAAP financial measures, including pre-provision net revenue, net income, earnings per share (basic and diluted), return on average assets, return on average tangible common equity, tangible common equity, tangible assets, the ratio of tangible common equity to tangible assets, tangible book value per share, net interest margin, and efficiency ratio. These non-GAAP financial measures and any other non-GAAP financial measures that are discussed in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the Company's non-GAAP financial measures as tools for comparison. The following is a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures.

($000s, except where otherwise noted)											YTD
	2022	2023	2024	2025	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	2Q2026
Pre-Provision Net Revenue ("PPNR")											
Pre-tax income, as reported	$ 33,181	$ 19,476	$ 27,229	$ 32,532	$ 7,698	$ 7,958	$ 9,242	$ 7,634	$ 8,842	$ 7,398	$ 16,240
Add back: Provision expense	(643)	1,619	2,933	2,743	656	860	510	717	879	781	1,660
Add back: Securities loss/(gain)	-	4,214	-	(97)	-	-	(97)	-	-	-	-
Add back: Branch closure expenses	-	623	562	-	-	-	-	-	-	-	-
Add back: OREO Writedown	-	-	-	1,635	-	-	-	1,635	-	-	-
Add back: Gain/(loss) on Sale of Star City	-	-	-	228	-	-	-	228	(46)	-	(46)
Add back: Consulting Fee										2,179	2,179
Pre-Provision Net Revenue, as adjusted	**$ 32,538**	**$ 25,932**	**$ 30,724**	**$ 37,041**	**$ 8,354**	**$ 8,818**	**$ 9,655**	**$ 10,214**	**$ 9,675**	**$ 10,358**	**$ 20,033**
Net Income											
Net income, as reported	$ 25,048	$ 15,060	$ 20,568	$ 24,515	$ 5,806	$ 5,984	$ 6,948	$ 5,777	$ 6,663	$ 5,667	$ 12,330
Net income, as reported (a)	$ 25,048	$ 15,060	$ 20,568	$ 24,515	$ 5,806	$ 5,984	$ 6,948	$ 5,777	$ 6,663	$ 5,667	$ 12,330
Add back: Securities loss/(gain)		3,259	-	(73)	-	-	(73)	-	-	-	-
Add back: Branch closure expenses		482	425	-	-	-	-	-	-	-	-
Add back: OREO Writedown				1,232	-	-	-	1,232	-	-	-
Add back: Gain/(loss) on Sale of Star City				172	-	-	-	172	(35)	-	(35)
Add back: Consulting Fee										1,652	1,652
Net income, as adjusted (b)	**$ 25,048**	**$ 18,801**	**$ 20,993**	**$ 25,846**	**$ 5,806**	**$ 5,984**	**$ 6,875**	**$ 7,181**	**$ 6,628**	**$ 7,319**	**$ 13,947**

38

Non-GAAP Reconciliation, continued

($000s, except where otherwise noted)	2022	2023	2024	2025	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	YTD 2Q2026
Weighted Average Common shares - basic (actual) (d)	6,649,740	6,685,676	6,527,077	6,489,581	6,474,368	6,489,245	6,496,122	6,498,587	6,482,525	6,451,403	6,466,964
Weighted Average Common shares - diluted (actual) (e)	6,661,055	6,701,243	6,539,521	6,503,554	6,489,990	6,505,753	6,508,004	6,510,469	6,494,059	6,461,394	6,477,727
Earnings Per Share - Basic											
Earnings Per Share - Basic, as reported (a)/(d)	$ 3.77	$ 2.25	$ 3.15	$ 3.78	$ 0.90	$ 0.92	$ 1.06	$ 0.89	$ 1.03	$ 0.88	$ 1.91
Add back: Securities loss/(gain)		0.49	-	(0.01)	-	-	(0.01)	-	-	-	-
Add back: Branch closure expenses		0.07	0.06	-		-	-	-	-	-	-
Add back: OREO Writedown				0.19		-	-	0.19	-	-	-
Add back: Gain/(loss) on Sale of Star City				0.03	-	-	-	0.03	(0.01)	-	(0.01)
Add back: Consulting Fee										0.26	0.26
Earnings Per Share - Basic, as adjusted (b)/(d)	**$ 3.77**	**$ 2.81**	**$ 3.21**	**$ 3.99**	**$ 0.90**	**$ 0.92**	**$ 1.05**	**$ 1.11**	**$ 1.02**	**$ 1.14**	**$ 2.16**
Earnings Per Share - Diluted											
Earnings Per Share - Diluted, as reported (a)/(e)	$ 3.76	$ 2.24	$ 3.15	$ 3.77	$ 0.89	$ 0.92	$ 1.07	$ 0.89	$ 1.03	$ 0.87	$ 1.90
Add back: Securities loss/(gain)		0.49	-	(0.01)	-	-	(0.01)	-	-	-	-
Add back: Branch closure expenses		0.07	0.06	-	-	-	-	-	-	-	-
Add back: OREO Writedown				0.18	-	-	-	0.18	-	-	-
Add back: Gain/(loss) on Sale of Star City				0.03	-	-	-	0.03	(0.01)	-	(0.01)
Add back: Consulting Fee										0.26	0.26
Earnings Per Share - Diluted, as adjusted (b)/(e)	**$ 3.76**	**$ 2.80**	**$ 3.21**	**$ 3.97**	**$ 0.89**	**$ 0.92**	**$ 1.06**	**$ 1.10**	**$ 1.02**	**$ 1.13**	**$ 2.15**

39

Non-GAAP Reconciliation, continued

($000s, except where otherwise noted)	2022	2023	2024	2025	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	YTD 2Q2026
Return on Average Assets (quarter and YTD annualized)											
Average Assets (c)	$ 1,801,711	$ 1,924,119	$ 1,946,724	$ 2,022,002	$ 1,976,702	$ 1,997,750	$ 2,042,751	$ 2,070,950	$ 2,098,817	$ 2,039,072	$ 2,067,772
Return on Average Assets, as reported (a)/(c)	1.39%	0.78%	1.06%	1.21%	1.19%	1.20%	1.35%	1.11%	1.29%	1.11%	1.20%
Add back: Securities loss/(gain)		0.17%	0.00%	(0)	-	-	-0.01%	-	-		-
Add back: Branch closure expenses		0.02%	0.02%		-	-	-	-	-		-
Add back: OREO Writedown				0	-	-	-	0.24%	-		-
Add back: Gain/(loss) on Sale of Star City				0	-	-	-	0.03%	-0.01%		0.00%
Add back: Consulting Fee										0.32%	0.16%
Return on Average Assets, as adjusted (b)/(c)	**1.39%**	**0.97%**	**1.09%**	**1.28%**	**1.19%**	**1.20%**	**1.34%**	**1.38%**	**1.28%**	**1.44%**	**1.36%**
Return on Average Common Stockholders' Equity											
Return on Average Tangible Common Stockholders' Equity											
Average common stockholders' equity (f)	$ 137,685	$ 155,631	$ 169,189	$ 193,001	$ 183,463	$ 188,572	$ 196,229	$ 203,738	$ 206,907	$ 210,278	$ 208,593
Average common stockholders' equity, as adjusted	137,685	155,631	169,189	193,001	183,463	188,572	196,229	203,738	206,907	210,278	208,593
Less: Average goodwill and intangibles	12,043	12,279	11,949	11,620	11,745	11,662	11,580	11,497	11,415	11,331	11,373
Average tangible common equity (g)	**$ 125,642**	**$ 143,352**	**$ 157,240**	**$ 181,381**	**$ 171,718**	**$ 176,910**	**$ 184,649**	**$ 192,241**	**$ 195,492**	**$ 198,947**	**$ 197,220**
Return on average common stockholders' equity, as reported (a)/(f)	18.19%	9.68%	12.16%	12.70%	12.83%	12.73%	14.05%	11.25%	13.06%	10.69%	11.92%
Add back: Securities loss/(gain)	0.00%	2.10%	0.00%	(0)	-	-	-0.15%	-	-	-	-
Add back: Branch closure expenses		0.31%	0.25%	-	-	-	-	-	-	-	-
Add back: OREO Writedown				0	-	-	-	2.40%	-	-	-
Add back: Gain/(loss) on Sale of Star City				0	-	-	-	0.33%	-0.07%		-0.03%
Add back: Consulting Fee										3.15%	1.60%
Return on average common stockholders' equity, as adjusted (b)/(f)	**18.19%**	**12.09%**	**12.41%**	**13.39%**	**12.83%**	**12.73%**	**13.90%**	**13.98%**	**12.99%**	**13.84%**	**13.48%**
Return on average tangible common equity, as reported (a)/(g)	19.94%	10.51%	13.08%	13.52%	13.71%	13.57%	14.93%	11.92%	13.82%	11.43%	12.61%
Add back: Securities loss/(gain)	-	2.10%	-	(0)	-	-	-0.16%	-	-		-
Add back: Branch closure expenses	-	0.31%	0.27%	-	-	-	-	-	-		-
Add back: OREO Writedown	-	-	-	0	-	-	-	2.54%	-		-
Add back: Gain/(loss) on Sale of Star City	-	-	-	0	-	-	-	0.35%	-0.07%		-0.04%
Add back: Consulting Fee										3.33%	1.69%
Return on average tangible common equity, as adj (b)/(g)	**19.94%**	**12.92%**	**13.35%**	**14.25%**	**13.71%**	**13.57%**	**14.77%**	**14.82%**	**13.75%**	**14.76%**	**14.26%**

40

Non-GAAP Reconciliation, continued

($000s, except where otherwise noted)	2022	2023	2024	2025	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	YTD 2Q2026
Tangible Book Value per Common Share											
Total common equity, as reported (h)	$ 151,793	$ 161,873	$ 179,295	$ 203,634	$ 183,694	$ 191,147	$ 199,099	$ 203,634	$ 205,261	$ 212,374	$ 212,374
Less: Goodwill and intangibles	12,433	12,103	11,773	11,444	11,691	11,609	11,526	11,444	11,361	11,279	11,279
Total tangible common equity (i)	**$ 139,360**	**$ 149,770**	**$ 167,522**	**$ 192,190**	**$ 172,003**	**$ 179,538**	**$ 187,573**	**$ 192,190**	**$ 193,900**	**$ 201,095**	**$ 201,095**
Common shares outstanding - basic (actual) (j)	6,666,428	6,639,888	6,471,096	6,499,476	6,478,634	6,494,611	6,496,908	6,499,476	6,446,717	6,453,836	6,453,836
Tangible book value per basic common share (i)/(j)	**$ 20.90**	**$ 22.56**	**$ 25.89**	**$ 29.57**	**$ 26.55**	**$ 27.64**	**$ 28.87**	**$ 29.57**	**$ 30.08**	**$ 31.16**	**$ 31.16**
Tangible common equity to tangible assets ("TCE Ratio")											
Total assets, as reported (k)	1,848,169	1,905,860	1,973,022	2,087,453	1,979,753	2,007,471	2,023,974	2,087,453	2,039,010	2,082,092	2,082,092
Less: Goodwill	12,433	12,103	11,773	11,444	11,691	11,609	11,526	11,444	11,361	11,279	11,279
Total tangible assets (l)	$ 1,835,736	$ 1,893,757	$ 1,961,249	$ 2,076,009	$ 1,968,062	$ 1,995,862	$ 2,012,448	$ 2,076,009	$ 2,027,649	$ 2,070,813	$ 2,070,813
Tangible common equity to tangible assets (k)/(l)	**7.59%**	**7.91%**	**8.54%**	**9.26%**	**8.74%**	**9.00%**	**9.32%**	**9.26%**	**9.56%**	**9.71%**	**9.71%**
Net interest margin (tax equivalent)											
Net interest income	$ 57,631	$ 56,869	$ 59,981	$ 68,113	$ 16,017	$ 16,707	$ 17,403	$ 17,986	$ 18,074	$ 18,586	$ 36,660
Tax equivalent adjustment	940	629	227	218	49	54	57	58	58	80	138
Tax equivalent net interest income (m)	$ 58,571	$ 57,498	$ 60,208	$ 68,331	$ 16,066	$ 16,761	$ 17,460	$ 18,044	$ 18,132	$ 18,666	$ 36,798
Average earning assets (n)	$ 1,647,151	$ 1,766,240	$ 1,782,241	$ 1,862,391	$ 1,829,989	$ 1,841,112	$ 1,876,730	$ 1,907,725	$ 1,918,961	$ 1,879,978	$ 1,909,020
Net interest margin (tax equivalent) (m)/(n)	**3.56%**	**3.26%**	**3.38%**	**3.67%**	**3.56%**	**3.65%**	**3.69%**	**3.75%**	**3.83%**	**3.98%**	**3.89%**
Efficiency Ratio											
Noninterest expense, as reported	$ 43,145	$ 50,244	$ 49,642	$ 53,404	$ 12,577	$ 12,976	$ 12,986	$ 14,865	$ 13,692	$ 15,765	$ 29,457
Less: Branch closure expenses	-	623	562	-	-	-	-	-	-		-
Less: OREO Writedown	-	-	-	(1,598)	-	-	37	(1,635)	-		-
Less: Consulting Fee										(2,179)	(2,179)
Noninterest expense, adjusted (o)	43,145	49,621	49,080	51,806	12,577	12,976	13,023	13,230	13,692	13,586	27,278
Net interest income	$ 57,631	$ 56,868	$ 59,981	$ 68,113	$ 16,017	$ 16,707	$ 17,404	$ 17,985	$ 18,074	$ 18,586	$ 36,660
Noninterest income	17,906	14,471	19,827	20,567	4,914	5,087	5,335	5,231	5,340	5,358	10,698
Less: Securities loss/(gain)		(4,214)	-	(97)	-	-	(97)	-	-		-
Less: Sale of Star City				229				229	(46)		(46)
Tax equivalent adjustment	940	629	227	218	49	54	57	58	58	80	138
Total tax equivalent revenue (p)	$ 76,477	$ 76,182	$ 80,035	$ 89,030	$ 20,980	$ 21,848	$ 22,699	$ 23,503	$ 23,426	$ 24,024	$ 47,450
Efficiency ratio, as adjusted (o)/(p)	**56.41%**	**65.12%**	**61.31%**	**58.19%**	**59.95%**	**59.39%**	**57.37%**	**56.29%**	**58.45%**	**56.55%**	**57.49%**

41